Staff costs	12 Months Ended
Dec. 31, 2022
Staff costs
Staff costs

17. Staff costs

	2022	2021	2020
Wages and salaries	3,343,645	3,280,004	2,959,856
Social charges and insurances	394,797	396,149	315,164
Value of share-based services (note 13)	3,034,740	946,632	901,425
Retirement benefit (note 19)	279,920	114,353	220,559
Total staff costs	7,053,102	4,737,138	4,397,004

Total staff costs increased by CHF 2.3 million for the year ended December 31, 2022, compared to the same period in 2021, primarily due to higher share-based compensation cost including CHF 1.8 million for the increase in fair value of equity incentive units due to the reduction of their strike price (see note 13).

The wages and salaries increased by CHF 0.3 million for the year ended December 31, 2021 compared to the same period in 2020, primarily due to an increase in the average number of full-time equivalent employees from 22 in 2020 to 25 in 2021.